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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 10, 2006
                        (Date of earliest event reported)

                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-18602

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
          MINNESOTA                                               41-1595629
(State or other jurisdiction                                    (IRS Employer
      of incorporation)                                      Identification No.)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)

                                 (763) 553-7736
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As previously disclosed, on January 23, 2006, ATS Medical, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Seabiscuit Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, 3F Therapeutics, Inc., a Delaware corporation ("3F"), and Boyd D. Cox, as stockholder representative. The Merger Agreement provides that Seabiscuit Acquisition Corp. will merge with and into 3F, and 3F will become a wholly owned subsidiary of the Company.

     On June 13, 2006, the Company, Seabiscuit Acquisition Corp., 3F and Boyd D. Cox entered into Amendment No. 1 to the Merger Agreement ("Amendment No. 1"). A description of Amendment No. 1 was provided in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 19, 2006.

     On August 10, 2006, the Company, Seabiscuit Acquisition Corp., 3F and Boyd
D. Cox entered into Amendment No. 2 to the Merger Agreement ("Amendment No. 2"). Amendment No. 2 extends the termination date of the Merger Agreement, as amended by Amendment No. 1, from August 31, 2006 to September 30, 2006.

     The above description of Amendment No. 2 is qualified in its entirety by reference to the attached copy of Amendment No. 2, which is incorporated herein by reference. A copy of the Merger Agreement was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities Exchange Commission on January 26, 2006, and a copy of Amendment No. 1 was attached as
Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities Exchange Commission on June 19, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

     2.1 Amendment No. 2 to Agreement and Plan of Merger, dated as of August 10, 2006, by and among ATS Medical, Inc., Seabiscuit Acquisition Corp., 3F Therapeutics, Inc. and Boyd D. Cox, as stockholder representative.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATS MEDICAL, INC.


                                        By: /s/ Michael D. Dale
                                            ------------------------------------
                                            Michael D. Dale
                                            Chief Executive Officer

Date: August 15, 2006

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                                  EXHIBIT INDEX

2.1 Amendment No. 2 to Agreement and Plan of Merger, dated as of August 10, 2006, by and among ATS Medical, Inc., Seabiscuit Acquisition Corp., 3F Therapeutics, Inc. and Boyd D. Cox, as stockholder representative.